                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 1, 2003


                         AMERICAN BIO MEDICA CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           New York                     0-28666                14-1702188
-------------------------------  ------------------------ ----------------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                   Identification Number)



            122 Smith Road, Kinderhook, NY                      12106
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

ITEM 5.      OTHER MATTERS

          On July 1, 2003, Stan Cipkowski resigned as an Officer of the Registrant. Cipkowski resigned as Executive Vice President and remains employed by the Registrant as Director of Sales, NY Probation and Parole & School District Development. Cipkowski also remains a Director of the Registrant. No one has been appointed to fill the vacancy left by Cipkowski.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN BIO MEDICA CORPORATION (Registrant)


Dated:  July 1, 2003            By:      /s/ Keith E. Palmer
                                   --------------------------------------------
                                         Keith E. Palmer
                                         Chief Financial Officer